iShares®

iShares Trust

Supplement dated June 14, 2010

to the Prospectus dated July 1, 2009 (as revised December 1, 2009) for the

iShares JPMorgan USD Emerging Markets Bond Fund

(the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus for the Fund.

Effective immediately, the following paragraph is inserted on page 16, after the second paragraph in the Creations and Redemptions section of the Prospectus:

“The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond pro rata, to the extent practicable, to the securities held by the Fund.”

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A.
IS-A-EMB-S1

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